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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated June 19, 1998 appearing on page 23 of Great Plains Software, Inc.'s Annual Report on Form 10-K for the year ended May 31, 1998. We also consent to the reference to us under the heading "Experts" in such Prospectus.

     /s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

     Minneapolis, Minnesota

     February 4, 1999